UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☒	Soliciting Material under §240.14a-12

TRIPLE-S MANAGEMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

GuideWell Mutual Holding Corporation
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GUIDEWELL Florida Blue TRIPLE-S MANAGEMENT

GuideWell to Acquire Triple-S Management in Combination Designed to Drive Health Care Affordability and Improve Health Outcomes in Florida and Puerto Rico

Accelerates the Launch of Best-in-Class Culturally Relevant Offerings



Mission-Driven, Community-Focused Teams

We are committed to supporting community well-being and fully aligned in our...

- Goal of ensuring everyone has access to high-quality and affordable care
- Locally focused approach
- Belief that the best way to address the unique needs of our customers and communities is through embracing their differences and tailoring our approaches to support them
- Commitment to improving key drivers of health



Compelling Benefits for Stakeholders

- Builds on deep local expertise to address the unique needs of diverse communities, driving improved health outcomes, affordability, access and health equity
- Accelerates GuideWell's and Triple-S's diversification and growth
- Addresses affordability and enables continued investment
- Drives immediate accretion and propels long-term growth through scale advantages

Transaction Details

Transaction Value

~$900M equity value or $36.00 per Triple-S share in cash

Expected Close

1H 2022

1st half of 2022

Transaction Structure

As a wholly owned subsidiary of GuideWell, Triple-S will operate under the Triple-S brand and be led by the current management team. Triple-S's providers, members and community partners will continue to work with the Triple-S staff they know and trust.

"The transaction expands GuideWell's core insurance operations and positions Florida Blue and Triple-S for significant growth and meaningful value creation for the customers and communities we serve. Florida Blue and Triple-S are both recognized for their high-quality, affordable health care and actions deeply rooted in supporting community well-being. With Puerto Rico's outlook strengthening, and Florida experiencing fast-paced growth, especially in its Puerto Rican and Hispanic populations, this is a natural next step."



Pat Geraghty
GUIDEWELL AND FLORIDA BLUE PRESIDENT AND CEO

"Uniting our mission-driven, community-focused teams is a great outcome for our companies as well as for Puerto Rico and Florida, and our shareholders. We have long admired Florida Blue's locally focused approach to care, and we share their respect for the uniqueness of every community served. By partnering with a strong organization that shares our mission and approach, we will be well positioned to achieve our strategic goals, expand access and improve health care outcomes. The transaction is also clearly in the best interests of our shareholders, given the strategic fit, the significant premium to our current share price and resulting shareholder liquidity."



Roberto Garcia-Rodriguez
TRIPLE-S PRESIDENT AND CEO

GUIDEWELL Florida Blue TRIPLE-S MANAGEMENT

Forward-looking Statements

Certain statements contained in this communication are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future, not past or historical events. Without limiting the foregoing, the words "anticipate(s)," "believe(s)," "estimate(s)," "expect(s)," "feel(s)," "forecast(s)," "intend(s)," "may," "potential," "plan(s)," "predict(s)," "project(s)," "seek(s)," "should," "would," "will," and similar expressions (including the negative thereof) are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Triple-S Management Corporation ("Triple-S") intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Although Triple-S believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions when made, there is no assurance that such assumptions are correct or that these expectations will be achieved. Assumptions involve important risks and uncertainties that could significantly affect results in the future. These risks and uncertainties include, but are not limited to, the risk that Triple-S fails to obtain the required vote of Triple-S's shareholders; the risk of a significant delay in consummating the proposed transaction; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval or a Blue Cross and Blue Shield Association approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the impact of COVID-19 on global markets, economic conditions, the health care industry and our results of operations, which is unknown, and the response by governments and other third parties; the inability to predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs; disasters or epidemics; provider, territory, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the outcome of legal and regulatory proceedings; the diversion of management time on transaction-related issues; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that potential litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification or liability; unexpected costs, charges or expenses resulting from the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Triple-S; and the risk that the proposed transaction and its announcement could have an adverse effect on Triple-S's ability to contract with providers and retain and hire key personnel; as well as risk factors listed from time to time in Triple-S's filings with the Securities and Exchange Commission (the "SEC"). Triple-S cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Triple-S disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

This communication relates to a proposed transaction between Triple-S and GuideWell Mutual Holding Corporation ("GuideWell"). In connection with this proposed transaction, Triple-S may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document Triple-S may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TRIPLE-S ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Triple-S. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Triple-S through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Triple-S will be available free of charge on Triple-S's internet website at https://investors.triplesmanagement.com or by contacting Triple-S's primary investor relations contact by email at investorrelations@ssspr.com or by phone at (787)749-4949. Copies of documents filed with the SEC by GuideWell will be made available free of charge on GuideWell's website at www.guidewell.com.

Participants in Solicitation

Triple-S, GuideWell, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Triple-S is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021, its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 18, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K. Information about the directors and executive officers of GuideWell is set forth on its website at www.guidewell.com/who-we-are.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.